UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNS ENERGY CORPORATION	86-0786732
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
Pursuant to the Agreement and Plan of Merger, dated as of December 11, 2013 (the Merger Agreement), by and among FortisUS Inc. (Fortis), Color Acquisition Sub Inc., a wholly-owned subsidiary of Fortis (Merger Sub), Fortis Inc. (Fortis Parent) (solely for purposes of certain provisions thereof) and UNS Energy Corporation (UNS Energy), on August 15, 2014 (the Merger Date), Merger Sub was merged with and into UNS Energy, with UNS Energy continuing as the surviving corporation and a wholly-owned subsidiary of Fortis (the Merger). The Merger became effective upon delivery of Articles of Merger to the Arizona Corporation Commission for filing on the Merger Date (the Effective Time). Tucson Electric Power Company (TEP) is a wholly-owned subsidiary of UNS Energy. The events described in this Current Report on Form 8-K took place in connection with the consummation of the Merger.
Item 1.01 Entry Into a Definitive Material Agreement

On August 14, 2014, Fortis, UNS Energy and Merger Sub entered into the First Amendment to the Agreement and Plan of Merger (the Amendment). The Amendment provides that the articles of incorporation of UNS Energy in effect immediately prior to the Effective Time shall be the articles of incorporation of the surviving corporation at and following the Effective Time. Except as specified in the Amendment, the Merger Agreement remains unmodified and in full force and effect.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
In the Merger, each share of common stock, no par value, of UNS Energy (Common Stock) issued and outstanding immediately prior to the Effective Time (other than Common Stock owned by Fortis, Merger Sub, Fortis Parent, UNS Energy or any of their respective wholly-owned subsidiaries) was converted into the right to receive $60.25 in cash. In addition, each outstanding option to acquire Common Stock was converted into the right to receive the difference between $60.25 and the exercise price of the option, on a per share basis, and each outstanding share of restricted stock, restricted stock unit, deferred stock unit, performance share and other equity-based award vested and was converted into the right to receive $60.25 per share.
The total consideration paid in the Merger, including fees and expenses, was approximately $2.5 billion. The source of the funds for the acquisition of UNS Energy was provided by Fortis Parent through a combination of proceeds from the issuance of convertible debentures, bridge financing consisting of non-revolving credit facilities, its existing revolving credit facility and available cash on hand.
The foregoing description of the Merger and the Merger Agreement is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth under the Introductory Note and Item 5.01 hereof is incorporated by reference into this Item 2.01.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On the Merger Date, UNS Energy notified the New York Stock Exchange (the NYSE) that the Merger had been consummated and requested that the NYSE suspend trading of its Common Stock on the NYSE and file with the Securities and Exchange Commission (the SEC) a notification of removal from listing on Form 25 to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act).
Additionally, UNS Energy intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of its Common Stock under Section 12(g) of the Exchange Act and the suspension of UNS Energy's reporting obligations under Section 15(d) of the Exchange Act.
The information set forth under the Introductory Note and Item 2.01 hereof is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.
As set forth under Item 2.01 above, as of the Effective Time, all outstanding Common Stock, options to acquire Common Stock, restricted stock, restricted stock units, deferred stock units, performance shares and other equity-based awards of UNS Energy were cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement.

At the Effective Time, all holders of Common Stock, options, restricted stock, restricted stock units, performance shares and other equity-based awards ceased to have any rights with respect thereto other than the right to receive such consideration.
The information set forth under the Introductory Note and Items 2.01, 3.01 and 5.03 hereof is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.
The Merger Agreement was approved by UNS Energy's former shareholders at a special meeting of UNS Energy's shareholders held on March 26, 2014. On the Merger Date, pursuant to the Merger Agreement, Merger Sub merged with and into UNS Energy, with UNS Energy continuing as the surviving entity and becoming a wholly-owned subsidiary of Fortis.
The information set forth under the Introductory Note and Items 1.01, 2.01, 3.03 and 5.02 hereof is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As a result of the Merger and in accordance with the Merger Agreement, Paul J. Bonavia, Barbara M. Baumann, Larry W. Bickle and Daniel W.L. Fessler, each a director of UNS Energy immediately prior to the Effective Time (the Prior Directors), resigned as directors of UNS Energy as of the Effective Time. These resignations were not a result of any disagreements between UNS Energy and the Prior Directors on any matter relating to UNS Energy's operations, policies or practices. Upon completion of the Merger, the directors of Merger Sub, Barry V. Perry and John C. Walker (each designated by Fortis) became directors of UNS Energy and David G. Hutchens, Lawrence J. Aldrich, Robert A. Elliott, Louise L. Francesconi, Ramiro G. Peru, Gregory A. Pivirotto and Joaquin Ruiz (each a director of UNS Energy prior to the Effective Time designated by UNS Energy) continued to serve as directors of UNS Energy in accordance with the Merger Agreement. Each officer of UNS Energy immediately prior to the Effective Time continued as an officer of UNS Energy immediately following the Effective Time.
As provided in the Merger Agreement, as of the Effective Time, all of UNS Energy’s equity-based executive compensation plans were terminated, including the 2011 Omnibus Stock and Incentive Plan, the 2006 Omnibus Stock and Incentive Plan, and the 1994 Omnibus Stock and Incentive Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time and as provided in the Merger Agreement, the by-laws of Merger Sub became the by-laws of UNS Energy.
The foregoing description of the amended by-laws of UNS Energy are subject to, and qualified in their entirety by, reference to the full text of the amended by-laws which is filed as Exhibit 3.1 this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.
UNS Energy issued a press release on August 15, 2014 announcing the closing of the Merger. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.
Notwithstanding the suspension of UNS Energy’s reporting obligations under the Exchange Act as described in Item 3.01 hereof, TEP remains subject to the reporting requirements of the Exchange Act and will therefore continue to file all required reports and other information statements with the SEC.

Item 9.01	Financial Statements and Exhibits.

(i)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 11, 2013, among FortisUS Inc., Color Acquisition Sub Inc., UNS Energy Corporation, and solely for purposes of Sections 5.5(c) and 8.15, Fortis Inc. (incorporated by reference to Exhibit 2.1 to UNS Energy's Current Report on Form 8-K filed with the SEC on December 12, 2013).

2.2	First Amendment to the Agreement and Plan of Merger, dated as of August 14, 2014, by and among FortisUS Inc., Color Acquisition Sub Inc. and UNS Energy Corporation.

3.1	By-laws of UNS Energy.

99.1	Press Release of UNS Energy, issued August 15, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2014	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Chief Financial Officer
Date: August 15, 2014	TUCSON ELECTRIC POWER COMPANY ___________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of December 11, 2013, among FortisUS Inc., Color Acquisition Sub Inc., UNS Energy Corporation, and solely for purposes of Sections 5.5(c) and 8.15, Fortis Inc. (incorporated by reference to Exhibit 2.1 to UNS Energy's Current Report on Form 8-K filed with the SEC on December 12, 2013).

2.2	First Amendment to the Agreement and Plan of Merger, dated as of August 14, 2014, by and among FortisUS Inc., Color Acquisition Sub Inc. and UNS Energy Corporation.

3.1	By-laws of UNS Energy.

99.1	Press Release of UNS Energy, issued August 15, 2014.